UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under § 240.14a-12

COLE CORPORATE INCOME TRUST, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

COLE CORPORATE INCOME TRUST, INC. STOCKHOLDERS

PLEASE VOTE TODAY!

The January 27th stockholder meeting is fast approaching.

Cole Corporate Income Trust, Inc. ("CCIT"), Select Income REIT ("SIR") and SIR's wholly owned subsidiary, SC Merger Sub LLC, have entered into an agreement and plan of merger. The details pertaining to the proposed merger can be found in the Joint Proxy Statement/ Prospectus, which was sent to all CCIT stockholders of record as of the close of business on December 12, 2014. Please submit a proxy to vote your shares in connection with the merger and the other matters to be considered at the Special Meeting of Stockholders of CCIT to be held at 9:00 a.m., local time, on January 27, 2015 at 2325 East Camelback Road, Phoenix, Arizona 85016, as promptly as possible.

Before you vote, you should read the proxy materials.

1 READ YOUR PROXY MATERIALS

Please refer to the proxy materials you previously received before you cast your vote.

If you have any questions about the Joint Proxy Statement/Prospectus, please call our proxy solicitor, Boston Financial Data Services, toll-free at 1.888.409.4185.

2 PLEASE VOTE USING ONE OF THE THREE WAYS LISTED BELOW

Via the Internet

Open the web page: www.2voteproxy.com/colecapital and follow the online instructions to cast your vote. Your control number is located on the proxy card you received.

OR

Via Telephone

You may cast your vote by touch-tone telephone at 1.800.830.3542. Please refer to the proxy card for instructions and your control number.

Or By Mail On the proxy card, cast your vote on the proposals, sign in black or blue ink, date and return it in the postage-paid envelope provided. Please note, in the case of joint owners, all parties must sign.

Your control number may be obtained from the proxy card or by calling our proxy solicitor at 1.888.409.4185.

3 THANK YOU – YOUR VOTE IS VERY IMPORTANT!

We appreciate your participation and support.

If you vote by phone or the Internet, please DO NOT mail back the proxy card. If you have any questions or need assistance completing your proxy card, please call our proxy solicitor, Boston Financial Data Services, toll-free at 1.888.409.4185.

REMINDER – ELECTION FORM:

You should have received an Election Form and Letter of Transmittal in the mail, which you should complete and return as soon as possible, to elect to receive either cash or share consideration in the proposed merger for each share of CCIT you own, subject to limitations described in the Joint Proxy Statement/Prospectus. If you fail to make a valid election by the election deadline, which is currently 5:00 p.m., New York time, on January 26, 2015, you will be deemed to have made an election for share consideration.

You should complete and return the Election Form and Letter of Transmittal by the election deadline regardless of how or whether you plan to vote your shares at the Special Meeting of Stockholders of CCIT. If you need a replacement Election Form and Letter of Transmittal or if you have questions about making an election, you should contact the information agent, Morrow & Co., LLC, at 470 West Avenue, Stamford, Connecticut 06902 or by phone at (855) 289-3516. If your shares of CCIT common stock are held in the name of a broker, bank or other nominee, you should contact such broker, bank or other nominee.

COLE CAPITAL

2325 EAST CAMELBACK ROAD, SUITE 1100, PHOENIX, AZ 85016 | WWW.COLECAPITAL.COM
SECURITIES DISTRIBUTED BY AFFILIATE BROKER-DEALER: COLE CAPITAL CORPORATION, MEMBER FINRA/SIPC
© 2014 COLE CAPITAL ADVISORS, INC. ALL RIGHTS RESERVED.

COLE CORPORATE INCOME TRUST, INC. STOCKHOLDERS Additional Information and Where to Find It In connection with the proposed merger, SIR filed with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4 (File No. 333-199445), as amended (“Registration Statement”), containing a Joint Proxy Statement/ Prospectus. This document is not a substitute for the Registration Statement or the definitive Joint Proxy Statement/Prospectus sent to CCIT’s stockholders and SIR’s shareholders. INVESTORS ARE URGED TO CAREFULLY READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND ANY OTHER DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND RELATED TRANSACTIONS. Investors may obtain free copies of the definitive Joint Proxy Statement/Prospectus and other documents filed with the SEC at the SEC’s website at www.sec.gov. In addition, investors may obtain free copies of CCIT’s filings with the SEC from CCIT’s website at www.colecapital.com and free copies of SIR’s filings with the SEC from SIR’s website at www.sirreit.com. Participants in the Solicitation CCIT, SIR, Cole Corporate Income Advisors, LLC, CCIT’s advisor, Reit Management & Research LLC, SIR’s manager, and certain of their respective directors, trustees, officers and employees may be deemed participants in the solicitation of proxies from CCIT’s stockholders in respect of the approval of the proposed merger and from SIR’s shareholders in respect of the approval of the issuance of SIR’s common shares in the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of CCIT’s stockholders and SIR’s shareholders in connection with the proposed merger is set forth in the definitive Joint Proxy Statement/Prospectus filed with the SEC. You can find information about CCIT’s directors and executive officers in its Proxy Statement on Schedule 14A, dated April 8, 2014, and its Current Reports on Form 8-K, which are filed with the SEC, as well as the Joint Proxy Statement/Prospectus. You can find information about SIR’s trustees and executive officers in SIR’s Proxy Statement on Schedule 14A, dated April 7, 2014, which is filed with the SEC. These documents are available free of charge on the SEC’s website (www.sec.gov) and from CCIT or SIR, as applicable, using the web addresses referenced above. This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

COLE CORPORATE INCOME TRUST, INC. STOCKHOLDERS

PLEASE VOTE TODAY!

The January 27th stockholder meeting is fast approaching.

Cole Corporate Income Trust, Inc. ("CCIT"), Select Income REIT ("SIR") and SIR's wholly owned subsidiary, SC Merger Sub LLC, have entered into an agreement and plan of merger. The details pertaining to the proposed merger can be found in the Joint Proxy Statement/Prospectus, which was sent to all CCIT stockholders of record as of the close of business on December 12, 2014. Please submit a proxy to vote your shares in connection with the merger and the other matters to be considered at the Special Meeting of Stockholders of CCIT to be held at 9:00 a.m., local time, on January 27, 2015 at 2325 East Camelback Road, Phoenix, Arizona 85016, as promptly as possible.

Before you vote, you should read the proxy materials.

1 READ YOUR PROXY MATERIALS

Please refer to the proxy materials you previously received before you cast your vote.

If you have any questions about the Joint Proxy Statement/Prospectus, please call our proxy solicitor, Boston Financial Data Services, toll-free at 1.888.409.4185.

2 PLEASE VOTE USING ONE OF THE THREE WAYS LISTED BELOW

Via the Internet

Open the web page: www.2voteproxy.com/colecapital and follow the online instructions to cast your vote. Your control number is located on the proxy card you received.

OR

Via Telephone

You may cast your vote by telephone at 1.888.409.4185 Please refer to the proxy card for instructions and your control number.

Or By Mail On the proxy card, cast your vote on the proposals, sign in black or blue ink, date and return it in the postage-paid envelope provided. Please note, in the case of joint owners, all parties must sign.

Your control number may be obtained from the proxy card or by calling our proxy solicitor at 1.888.409.4185.

3 THANK YOU – YOUR VOTE IS VERY IMPORTANT!

We appreciate your participation and support.

If you vote by phone or the Internet, please DO NOT mail back the proxy card. If you have any questions or need assistance completing your proxy card, please call our proxy solicitor, Boston Financial Data Services, toll-free at 1.888.409.4185.

REMINDER – ELECTION FORM:

You should have received an Election Form and Letter of Transmittal in the mail, which you should complete and return as soon as possible, to elect to receive either cash or share consideration in the proposed merger for each share of CCIT you own, subject to limitations described in the Joint Proxy Statement/Prospectus. If you fail to make a valid election by the election deadline, which is currently 5:00 p.m., New York time, on January 26, 2015, you will be deemed to have made an election for share consideration.

You should complete and return the Election Form and Letter of Transmittal by the election deadline regardless of how or whether you plan to vote your shares at the Special Meeting of Stockholders of CCIT. If you need a replacement Election Form and Letter of Transmittal or if you have questions about making an election, you should contact the information agent, Morrow & Co., LLC, at 470 West Avenue, Stamford, Connecticut 06902 or by phone at (855) 289-3516. If your shares of CCIT common stock are held in the name of a broker, bank or other nominee, you should contact such broker, bank or other nominee.

COLE CAPITAL
2325 EAST CAMELBACK ROAD, SUITE 1100, PHOENIX, AZ 85016 | WWW.COLECAPITAL.COM
SECURITIES DISTRIBUTED BY AFFILIATE BROKER-DEALER: COLE CAPITAL CORPORATION, MEMBER FINRA/SIPC
© 2014 COLE CAPITAL ADVISORS, INC. ALL RIGHTS RESERVED.

COLE CORPORATE INCOME TRUST, INC. STOCKHOLDERS Additional Information and Where to Find It In connection with the proposed merger, SIR filed with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4 (File No. 333-199445), as amended (“Registration Statement”), containing a Joint Proxy Statement/ Prospectus. This document is not a substitute for the Registration Statement or the definitive Joint Proxy Statement/Prospectus sent to CCIT’s stockholders and SIR’s shareholders. INVESTORS ARE URGED TO CAREFULLY READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND ANY OTHER DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND RELATED TRANSACTIONS. Investors may obtain free copies of the definitive Joint Proxy Statement/Prospectus and other documents filed with the SEC at the SEC’s website at www.sec.gov. In addition, investors may obtain free copies of CCIT’s filings with the SEC from CCIT’s website at www.colecapital.com and free copies of SIR’s filings with the SEC from SIR’s website at www.sirreit.com. Participants in the Solicitation CCIT, SIR, Cole Corporate Income Advisors, LLC, CCIT’s advisor, Reit Management & Research LLC, SIR’s manager, and certain of their respective directors, trustees, officers and employees may be deemed participants in the solicitation of proxies from CCIT’s stockholders in respect of the approval of the proposed merger and from SIR’s shareholders in respect of the approval of the issuance of SIR’s common shares in the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of CCIT’s stockholders and SIR’s shareholders in connection with the proposed merger is set forth in the definitive Joint Proxy Statement/Prospectus filed with the SEC. You can find information about CCIT’s directors and executive officers in its Proxy Statement on Schedule 14A, dated April 8, 2014, and its Current Reports on Form 8-K, which are filed with the SEC, as well as the Joint Proxy Statement/Prospectus. You can find information about SIR’s trustees and executive officers in SIR’s Proxy Statement on Schedule 14A, dated April 7, 2014, which is filed with the SEC. These documents are available free of charge on the SEC’s website (www.sec.gov) and from CCIT or SIR, as applicable, using the web addresses referenced above. This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.